                            BAY VISTA OFFICE BUILDING
                                 LEASE AGREEMENT






                   Landlord: Bay Vista Office Investors, LLC,
                             a Delaware Limited Liability Company
                             By: ASA Properties, Inc.,
                             a Washington corporation
                             Its: Managing Member

                   Tenant: Cellular Technical Services Company, Inc., a Delaware corporation

                                  OFFICE LEASE
                             BASIC LEASE INFORMATION


Date of Lease                            July _11_, 2000

Landlord:                                Bay Vista Office Investors, LLC,
                                         a Delaware Limited Liability Company

Tenant:                                  Cellular Technical Services Company, Inc.,
                                         a Delaware corporation

Name and Location of Building:           Bay Vista Office Building
[Paragraph 1(a)]                         2815 Second Avenue, Suite 100
                                         Seattle, Washington 98121

Net Rentable Area of Premises:           11,728rsf (includes a 12% load factor 10,471 usable sq.ft.)
[Paragraph 1(b)]
Base Year:                               2000
[Paragraph (c) ]
Tenant's Percentage Share:               9.81% (0.0981)
[Paragraph 2]
Net Rentable Area of Building:           115,069 rsf
[Paragraph 2]

Term Commencement:                       September 1, 2000
[Paragraph 4]

Initial Term Expiration:                 August 31, 2003, subject to option renewals.
[Paragraph 4]                            Rents below based on rentable square
                                         footage. However, the load
                                         factor is established as an
                                         agreed upon market rate
                                         load factor not subject to
                                         modifications or
                                         challenges.

Basic Rent:
[Paragraph 5]                            Year 1 - $234,560/yr.  19,546.67/mo.
                                         Year 2 - $246,288/yr.  20,524.00/mo.
                                         Year 3 - $258,016/yr.  21,501.33/mo
First option period

                                         Year 4 - $269,744/yr.  22,478.67/mo.
                                         Year 5 - $281,472/yr.  23,456.00/mo.

Security Deposit:                        $20,000.00
[Paragraph 32]
Tenant's Address for Notices:            2815 2nd Avenue, Suite 100
[Paragraph 37]                           Seattle, Washington 98121
                                         Attention:  Legal Department

Landlord's Address for Notices:          8805  148th Ave. NE
[Paragraph 37]                           Redmond, WA 98052

Exhibits:                                A,B, C, D & E
[Paragraph 45]

Additional Provisions:                   Tenant to pay the first month's basic
[Paragraph 46]                           rent and security deposit in advance at
                                         the execution of this Lease by Tenant.

The provisions of the Lease identified above in brackets are those provisions where reference to particular Basic Lease Information appear. Such bracketed references are provided for informational purposes only. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

TENANT                                               LANDLORD
Cellular Technical Services Company, Inc.,           Bay Vista Office Investors, LLC,
a Delaware corporation                               a Delaware Limited Liability Company

Please Initial: __________                         Please Initial: ____________


                                TABLE OF CONTENTS

1.Definitions                                                                   4
2.Additional Rental for Operating Expenses                                      4
3.Premises                                                                      5
4.Term                                                                          6
5.Rent                                                                          6
6.Taxes and Assessments                                                         6
7.Operation Expenses                                                            7
8.Maintenance by Landlord                                                       7
9.Alterations Repairs,  & Maintenance by Tenant                                 7
10.Estimated Payments                                                           7
11.Common Areas                                                                 8
12.Use                                                                          8
13.Liens                                                                        9
4.Damage and Destruction                                                        9
5.Indemnification                                                               10
6.Insurance                                                                     10
7.Condemnation                                                                  11
8.Compliance with Legal Requirements                                            12
9.Assignment and Subletting                                                     12
20.Rules and Regulations                                                        14
210.Landlord's Access                                                           14
22.Default                                                                      14
23.Landlord's Right to Cure Default                                             16
11.Attorneys' Fees                                                              16
12.Subordination                                                                16
13.No Merger                                                                    17
14.Sale by Landlord                                                             17
15.Estoppel Certificate                                                         17
16.Holdover Tenancy                                                             17
30.Building Security                                                            17
31.Parking                                                                      17
32.Security Deposit                                                             18
33.No Partnership                                                               18
17.Recording                                                                    18
18.Modification and Financing Conditions                                        18
19.Waiver                                                                       18
20.Notices and Consents                                                         19
21.Complete Agreement                                                           19
22.Corporate Authority                                                          19
40.Limits to Tenant's Remedy                                                    19
41.Arbitration                                                                  19
42.Brokers                                                                      19
43.No Light and Air Easement                                                    19
44.Miscellaneous                                                                19
45.Basic Lease Information and Exhibits                                         20
46.Additional Provisions                                                        20
47.Building Transportation Program                                              20
48.Governing Law                                                                20

EXHIBITS
Exhibit A - Description of the Building                                         21
Exhibit B - Description of the Premises (Final Space Plan)                      22
Exhibit C - Rules and Regulations/Parking Rules and Regulations                 23
Exhibit D - Other Conditions                                                    27
Exhibit E - Application of Operating Expenses                                   29

                                  OFFICE LEASE

     THIS LEASE, DATED as of July ___, 2000 for purposes of reference only, is made and entered into by and between Bay Vista Office Investors, LLC, a Delaware Limited Liability Company ("Landlord") and Cellular Technical Services Company, Inc., a Delaware corporation ("Tenant").

                                   WITNESSETH:

     Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord the premises described in paragraph 1(b) below for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Landlord and Tenant hereby mutually agree.

1. Definitions. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

     (a) The term "Building" shall mean the parcel of real property described on Exhibit A attached hereto, situated in the location and commonly know by the name specified in the Basic Lease Information, which name Landlord may change at any time, and all other improvements on or appurtenances to such parcel.

     (b) The term "premises" or "premises" shall mean that portion of a floor of the Building outlined in red on the diagrams attached hereto as Exhibit B. The premises contain the net rentable area specified in the Basic Lease Information.

2. Additional Rental for Operating Expenses. This is a "triple-net" lease. In addition to the Basic Rental provided in the Basic Lease Information above and
Section 5 below, Tenant agrees to pay Landlord "Additional Rental" for Operating Expenses during each Lease Year based upon Tenant's percentage share of the total dollar amount of Operating Expenses incurred by Landlord in each Lease Year related to the Premises and the Building. Tenant's percentage share of such Operating Expenses shall be the ratio that the floor area of the Premises (10,471 net rentable square feet) bears to the total rentable square footage of the Building (115,069 net rentable square feet) (9.10%). The Operating Expenses are currently applied as listed on Exhibit E. The percentage share of Operating Expenses shall be adjusted when the final rentable square footage of the Premises and the Building is determined, and Landlord shall deliver written notice to Tenant a statement upon commencement of the Lease Term confirming such amounts if different than those stated herein. Landlord reserves the right to modify and adjust Tenant's percentage share of the Building and/or the Premises in the event the Premises or the Building shall be changed in size or remeasured which results in a change of 1% or greater of that stated herein. Such written notice shall be delivered to Tenant on or before January 15th of the ensuing calendar year. Such modification or adjustment shall apply beginning as of January 15th of the ensuing calendar year and shall not be applied retroactively.

The term "Operating Expenses" means all costs of ownership, management, operation, and maintenance of the Building, including, without limitation, the following: wages and salaries of employees; janitorial, cleaning, landscaping, irrigation, storm water, guard and other services; gas, electricity, water, sewer, waste disposal, and other utilities; heating, ventilation and air-conditioning; window-washing; materials and supplies; painting, repairs, and other maintenance; parking lot resurfacing and restriping; maintenance, repair, replacement, service of equipment and service agreements of any kind, elevator equipment, and other equipment; reserves for any common area improvements; costs of independent contractors; management fees; insurance of any kind; Condominium and/or Building association fees, taxes, assessments and other governmental and utility charges of any kind; the cost of any repair, renovation, alteration, and improvement required to be made by Landlord under any governmental law, rule or regulation; and any other expense or charge which in accordance with generally accepted accounting and management principles which are consistently applied would be considered a cost of ownership, management, operation, and maintenance of the Building. Restrictions to Operating Expenses are as follows: Wages and salaries of employees are limited to a level at or below the property manager; Gas, electricity, water, sewer, and other utilities should be limited to those supplied to common areas only (and not other tenants which may be billed separately); Management fees should be limited to a maximum of 5%; and the costs of repairs, renovations, alteration and improvements "required to be made by Landlord under any governmental law" are limited to laws enacted after the date of this Lease. Subject to the arbitration procedure for disputes set forth in subparagraph 41, the determination of Operating Expenses and their allocation to all the tenants of the Building shall be made by Landlord in its sole and absolute discretion. Notwithstanding other statements contained herein to the contrary, Tenant is responsible for the entire cost of maintenance, repairs, replacements of HVAC systems, alarm systems and other electrical items related to its Premises, provided that such cost items are not prorated to other tenants of the Building. Payment of these direct cost items shall be made by Tenant immediately as such cost items are incurred. Landlord warrants that the HVAC system, fire alarm system and other electrical items related to the Premises are in proper working order at the commencement of this Lease.

Prior to commencement of each Lease Year, or as soon thereafter as practicable, Landlord shall give Tenant notice of its estimate of amounts payable under this section for the ensuing Lease Year. On the first day of each month during the ensuing Lease Year, Tenant shall pay to Landlord 1/12th of such estimated amounts, provided, that if such notice is not given prior to the commencement of such ensuing Lease Year, Tenant shall continue to pay on the basis of the prior Lease Year's estimate until the month after such notice is given. If at any time or times it appears to Landlord that the amounts payable under this section for the current Lease Year will vary from its estimate, Landlord may, by notice to Tenant, revise its estimate for such Lease Year, and subsequent payments by Tenant for such Lease Year shall be based upon such revised estimate.

Within ninety (90) days after the close of each Lease Year or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of amounts payable under this section for such Lease Year and such statement shall be final and binding upon Landlord and Tenant. If such statement shows an amount owing by Tenant that is less than the estimated payments for such Lease Year previously made by Tenant, it shall be accompanied by a refund of the excess. If such statement shows an amount owing by Tenant that is more than the estimated payments for such Lease Year previously made by Tenant, Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of the statement. Tenant shall be entitled at its expense to review at Landlord's offices the records on which the statement of amounts payable is based.

In determining the amount of Operating Expenses, for the purpose of this Section 6: (a) if less than one hundred percent (100%) of the Building shall have been occupied by tenants and fully used by them at any time, Operating Expenses shall be increased to an amount equal to the like operating expenses which would normally be expected to be incurred had such occupancy been ninety-five percent (95%) and had such full utilization by tenants been made during the entire period; and (b) if the Landlord is not furnishing any particular work or service (the cost of which if performed by the Landlord would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by the Landlord, Operating Expenses shall be deemed for the purposes of this Section 2 to be increased by an amount equal to the additional Operating Expense which would reasonably have been incurred during such period by the Landlord if it had at its own expense furnished such work or service to such tenant.

Tenant shall pay as rent monthly, in addition to the Basic Rental and Additional Rental during the term of this Lease such "Special Building Operating Expenses" as are required and incurred as a result of Tenant's occupancy and use of the Premises, or any part thereof, and which are in addition to normal business office expenses, which Special Building Operating Expenses shall include but not be limited to unusual utility costs; unusual heat, air conditioning or water requirements; increase in insurance premiums attributable to the Tenant's business and/or use or occupancy of the Premises; and the like.

     "Lease Year" shall mean calendar year. If this Lease commences or terminates on a day other than the first or last day of a calendar year, the amount of additional rental payable by Tenant applicable to the Lease Year in which such commencement or termination occurs shall be prorated on the basis of a 365-day year.

3. Premises.

     (a) Tenant hereby acknowledges that, except as set forth herein, the premises shall be delivered in an "as is" condition and that Landlord, except as may be expressly agreed by Landlord in writing as specified herein and in Exhibit D attached hereto, has no obligation to alter, repair, renovate, or render fit for Tenant's occupancy, any part of the premises. Landlord reserves to itself the use of the roof, exterior walls and the area above and beneath the premises, together with the right to install, maintain, use, repair and replace plumbing, telephone facilities, equipment, machinery, connections, pipes, ducts, conduits, and wires leading through the premises and serving other parts of the Building in a manner and in locations which will not unreasonably interfere with Tenant's use.

     (b) In the event Landlord determines to permit early occupancy of the premises and, therefore, informs Tenant in writing that the premises are ready for occupancy prior to the date set forth in the Basic Lease Information for the commencement of the term of the Lease, Tenant shall have the right to take early occupancy of the premises on such date as Landlord and Tenant shall agree, and notwithstanding the provisions of paragraph 4 below, the term of the Lease shall commence upon such occupancy.

     (c) The occupancy by Tenant of the premises shall constitute an acknowledgment by Tenant that the premises are then in good, sanitary and tenantable condition and repair. Notwithstanding the foregoing, Landlord represents and warrants, to the best of its knowledge without inquiry, to Tenant that, as of the Commencement Date, the Premises, including any improvements made by Landlord, shall be incompliance with all laws and regulations, and built in a good and workmanlike manner with good materials and the equipment and Building services serving the Premises shall be in good working order.

4. Term. The initial term of this Lease shall commence and, unless renewed or sooner terminated in accordance with this Lease, shall end on the date respectively specified in the Basic Lease Information. If Landlord for any reason cannot deliver possession of the premises to Tenant, in condition reasonably satisfactory to Tenant and in accordance with the space plan attached hereto as Exhibit B, by the date specified for term commencement, this Lease shall not be void or voidable in that event, provided that the delay is not occasioned by the act or omission of Tenant, rental shall be waived for the period between the commencement of such term and the date when possession is delivered substantially complete.

Provided, however, if Landlord has not delivered the premises to Tenant substantially completed within sixty (60) days of the Term Commencement, then Tenant shall have the right to terminate this Lease upon written notice to Landlord, without liability to either party, so long as such failure is not due to a delay caused by the act of omission of Tenant.

5. Rent. Tenant shall pay to Landlord as rental for the use and occupancy of the premises, at the times and in the manner hereinafter provided, the following sums of money:

     (a) Tenant shall pay to Landlord basic rent in the amount specified in the Basic Lease Information per year, payable in equal monthly installments in advance on the commencement of the term hereof and on or before the first day of each and every successive calendar month during the term hereof. If the term commences on other than the first day of a calendar month, the first payment of rent shall be appropriately prorated on the basis of a 30-day month.

     (b) Tenant shall pay, as additional rent, all sums of money required to be paid to Landlord as stated above and all other sums of money or charges required to be paid by Tenant hereunder in addition to basic rent, whether or not the same are designated "additional rent". If such amounts or charges are not paid at the time provided in this Lease, they shall nevertheless be collectible as additional rent with the next installment of minimum rental thereafter falling due, but nothing herein contained shall be deemed to suspend or delay the payment of any amount of money or charge at the time the same becomes due and payable hereunder, or limit any other remedy of Landlord. All amounts of money payable by Tenant to Landlord under this Lease, if not paid when due, shall bear interest from the due date until paid at the rate of the greater of 15% per annum or the prime rate publicly announced by the Bank of America at (Seattle Washington office) or its successor or its equivalent size competitor in the Seattle market place should Bank of America cease to exist, but not to exceed the maximum rate of interest permitted by law ("Default Interest"). All payments due from Tenant to Landlord hereunder shall be made to Landlord without deduction or offset in lawful money of the United States of America at Landlord's address for notices hereunder, or to such other person at such other place as Landlord may from time to time designate in writing to Tenant.

     (c) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due hereunder after the expiration of any applicable grace period will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the premises. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord within 10 days after the due date, Tenant shall pay to Landlord a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default as provided above, or prevent Landlord from exercising any of the other rights and remedies available to Landlord hereunder or at law.

6. Taxes and Assessments. In addition to the monthly rental and other charges to be paid by Tenant hereunder, Tenant shall reimburse Landlord upon demand for any and all taxes, assessments, condominium and/or Building associations fees, levies, fees, charges and impositions whatsoever levied or imposed or assessed by any authority having the direct or indirect power to tax, including, without limitation, any city, county, state or federal government or any improvement or other assessment district, whether or not consented to or joined in by Landlord, payable by Landlord (other than income taxes, measured by the net income of Landlord from all sources), whether or not now customary or within the contemplation of the parties hereto on the date of this Lease: (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the premises or by the cost or value of any leasehold improvements made in or to the premises by or for Tenant, other then building standard tenant improvements made by Landlord, regardless of whether title to such improvements shall be in Tenant or Landlord; (b) upon or measured by the rental payable hereunder, including without limitation any gross income tax or excise tax levied by any city, county, state, federal or other governmental body with respect to the receipt of such rental; (c) upon or with respect to the possession, leasing, operation, management, maintenance, improvement, alteration, repair, use or occupancy by Tenant of the premises or any portion thereof; (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the premises. In the event that it shall not be lawful for Tenant so to reimburse Landlord, the monthly rental payable to Landlord under this Lease shall be revised to net Landlord the same net rental after such imposition as would have been payable to Landlord prior to such imposition.

7. Operation Expenses-Utilities and Other Services by Landlord. Landlord agrees that there will bea available at the Premises the following utilities and services:

         Electricity ( a minimum power available to the Premises of 200 amps/220-240 and 110-120 volts for the duration of the Lease), hot and cold water suitable for drinking, restroom and office janitorial/cleaning service, , gas, and the other utilities and services described in the definition of Operating Expenses described in this Lease.

All such utilities and services shall be paid for by Tenant as Additional Rental for Operating Expenses pursuant to Section 2. Landlord does not warrant the adequacy of such utilities for Tenant's needs or that any of the foregoing utilities and services will be free from interruption due to causes outside of the reasonable control of Landlord. Interruption of utilities or services shall not be deemed an eviction or excuse performance of any of Tenant's obligations under this Lease or render Landlord liable for damages (except if due to causes within the reasonable control of Landlord). If separate metering is necessary due to Tenant's excessive use thereof, Tenant shall be charged the installation cost of such meters. Other than the utilities and services required to be provided by Landlord in this Lease, Tenant shall, at Tenant's expense, provide all other utilities and other services to the Premises required by Tenant, and shall pay for the same when due. Tenant has had the opportunity to have an electrician determine that there is adequate power to the building for Tenant's use in the Premises.

8. Maintenance by Landlord. Landlord shall maintain in good condition (normal wear and tear excepted) the structural and exterior components of the Building. Landlord, with cost shared on a pro rata basis to all tenants of the Building, shall repair and replace, when necessary, light fixtures (including replacement of light bulbs and fluorescent tubes) and shall maintain in good condition and repair the underground plumbing and the electrical system in the Building. However, Landlord shall not be obligated to repair or replace any fixtures or equipment installed by Tenant and Landlord shall not be obligated to make any repair or replacement occasioned by any act or omission of Tenant, its employees, agents, invitees, or licensees. Landlord is responsible for all repairs, cleaning and maintenance to electrical, lighting, lightbulbs, and plumbing from the inside of exterior wall, or middle of the demising wall, as the case may be, to the opposite inside of the exterior wall, or middle of the demising wall of the Premises. Tenant is responsible to pay for any and all such cost on a pro-rata basis as defined in section 2.

Tenant's installed personal equipment is not considered part of the real property to the extent it is attached to the Premises as long as Tenant removes such personal property prior to the expiration of this Lease and repairs the Premises to a similar condition which the Premises were in prior to any such equipment being attached thereto.

9. Alterations, Repairs, and Maintenance by Tenant. Tenant shall make no changes, improvements, or alterations to the Premises without the prior consent of Landlord. Except as stipulated in Section 14 below, all such changes, improvements, and alterations and repairs, if any, made by Tenant shall remain on the Premises and shall become the property of Landlord upon the expiration or sooner termination of this Lease. Tenant shall keep the Premises in a neat, clean, and sanitary condition, and shall keep the Premises and all items therein installed by Tenant in good condition, except only for reasonable wear and tear. Tenant may install operating equipment of legal intent within the Premises such as additional electrical service, plumbing fixtures, roof vents, gas lines, telephones and computer network cabling as are customary to its business and in compliance with all City of Seattle codes, ordinances and zoning.

10. Estimated Payments. Unless otherwise expressly designated herein, all monetary amounts payable to Landlord pursuant to this Lease shall be payable as follows:(a) During December of each Lease Year or as soon thereafter as practicable, Landlord shall give Tenant notice of its estimate of amounts payable hereunder for the ensuing Lease Year. On or before the first day of each month during the ensuing Lease Year, Tenant shall pay to Landlord 1/12 of such estimated amounts, provided that if such notice is not given in December Tenant shall continue to pay on the basis of the prior year's estimate until the month after such notice is given. If, at any time or times, it appears to Landlord that the amounts payable for the current Lease Year will vary from its estimate by more than 5%, Landlord shall, by notice to Tenant, revise its estimate for such year, in which case subsequent payments by Tenant for such year shall be based upon such revised estimate.

     (b) Within 90 day after the close of each Lease Year or as soon after such 90-day period as practicable, Landlord shall deliver to Tenant a statement of amounts payable for such Lease Year. If on the basis of such statement Tenant owes an amount that is less than the estimated payments for such Lease Year previously made by Tenant and Tenant is not in default hereunder, Tenant shall receive a credit in the amount if such excess against the installments due under
Section 2 hereof prorated over the balance of the remaining calendar year. If on the basis of such statement Tenant owes an amount that is more than the estimated payments for such Lease Year previously made by Tenant, Tenant shall pay the deficiency to Landlord within 30 days after delivery of the statement.

     (c) If this Lease shall terminate on other than the last day of a calendar year, the adjustment in rent applicable to the Lease Year in which such termination shall occur shall be prorated on the basis which the number of days from the commencement of such Lease Year to and including such expiration date bears to 365. If the adjustment in rent is not determined until after the termination of this Lease, any excess amounts due Tenant or deficiency amounts due Landlord shall be paid in cash within 30 days after delivery of the statement setting forth such adjustment determination.

     (d) Notwithstanding the foregoing, if, at any time, Landlord incurs for any item actual costs or expenses which are reimbursable in whole or in part by Tenant pursuant to this Lease and such costs or expenses are in excess of the estimated amount budgeted for such item and otherwise payable by Tenant, then, upon written demand from Landlord accompanied by a statement of such costs of expenses, Tenant shall immediately pay to Landlord the full amount of any excess reimbursable costs or expenses within 30 days of being billed.

11. Common Areas.

     (a) The use and occupation by Tenant of the Premises shall include a right to the use in common with others entitled thereto of the common areas and other facilities as may be designated from time to time by Landlord, subject, however, to the terms and conditions of this Lease. All common areas and facilities not within the Premises, which Tenant may be permitted to use and occupy pursuant to this paragraph, are to be used and occupied under a revocable license. If the measure of such areas is diminished by Landlord, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such diminution of such areas be deemed constructive or actual eviction.

     (b) Landlord shall at all times during the term of this Lease have the following rights with respect to the common area and other facilities:

         (1) Landlord shall have the right from time to time to alter and modify the common areas and other facilities as it deems desirable in its sole discretion;

         (2) Landlord may discontinue the existence of the common area subject to the requirements of laws and ordinances applicable thereto;

         (3) Landlord may uniformly promulgate and enforce such rules and regulations relating to the use of the common areas and other facilities as Landlord deems necessary or desirable.

Landlord shall exercise the foregoing rights in such a manner as to minimize the interference with Tenant's beneficial enjoyment of the premises.

     (c) Notwithstanding anything to the contrary, during the term of this Lease, Landlord shall at all times operate and maintain the restrooms adjacent to the Premises (as depicted in the attached Exhibit B) and Tenant shall have continuous right of access and use of such restrooms. Landlord represents, warrants and covenants that such restrooms, including any improvements made by Landlord, shall be in compliance with all laws and regulations, and built in a good and workmanlike manner with good materials, and the equipment and Landlord services serving such restrooms shall be in good working order.

12. Use.

     (a) The premises shall be used solely for general office purposes and no other, except services that are permitted under codes for the City of Seattle. Tenant shall not use or permit the premises to be used for any other purpose without Landlord's prior written consent. Landlord and Tenant hereby further acknowledge that the identity of Tenant, the specific character of Tenant's business and anticipated use of the premises and the relationship between such use and other uses within the Building has been a material consideration to Landlord's entry into this Lease. Any material change in the character if Tenant's business or its financial condition or use shall constitute a default under this Lease.

     (b) Tenant shall not do or permit to be done in, on or about he premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy or will in any way increase the existing rate of or affect any fire or other insurance upon the Building, or cause a cancellation of any insurance policy covering the Building or any part thereof of any of its contents.

     Tenant shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other tenants of the Building, or injure or annoy them, or use or allow the premises to be used for any improper, immoral, unlawful or objectionable purpose. Nor shall Tenant cause, maintain or permit any nuisance in, or about the premises or commit or suffer to be committed any waste in or upon the premises.

     c) Except for normal office and janitorial supplies in customary quantities, Tenant shall not cause or permit any Hazardous Material to be brought upon, kept or used in or about the premises or the Building. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the premises or the Building caused or permitted by Tenant results in contamination of the premises or the Building the Tenant shall indemnify, defend and hold Landlord harmless for, from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Building, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Building, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, reasonable attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of hazardous Material present in or about any part of the Building, including, without limitation, the soil or ground water under the Building.

     As use herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste which is or becomes regulated by any federal, state or other local governmental authority, including, without limitation, any material or substance which is designated as a "hazardous substance" pursuant to
Section 311 of the Federal Water Pollution Control Act (33 U.S.C. '1317), defined as a "hazardous waste@ pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, (42 U.S.C. 6901 et seq.), or defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. ' 9601 et seq.).

13. Liens. Tenant shall keep the premises and the Building free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. In the event that Tenant shall not, within 10 days following the imposition of any such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith including, without limitation, any attorneys fees, court costs, and expenses of litigation, together with Default interest thereon, shall be payable to Landlord by Tenant on demand. Nothing in this Lease shall be construed in any way as constituting the consent or request of the Landlord, expressed or imposed, by inference or otherwise, to any contractor, subcontractor, laborer, or materialmen, for the performance of any labor, or the furnishing of any materials for any specific improvement, alteration and repair of or to the premises or as giving Tenant the right, power or authority, to contract for or permit the rendering of any service or the furnishing of any material that would give rise to the filing of any mechanic's liens against the Premises. Landlord shall have the right to post and keep posted on the premises any notices, that may be provided by law or which Landlord may deem to be proper for the protection of Landlord, the Premises and the Building from such liens, and Tenant shall give Landlord at least 5 days' prior notice of the date of commencement of any construction on the Premises in order to permit the posting of such notices.

14. Damage and Destruction. (a) If the premises or the portion of the Building necessary for Tenant's occupancy should be damaged or destroyed during the term hereof by any casualty insurable under standard fire and extended coverage insurance policies, Landlord shall (except as hereafter provided) repair or rebuild the premises to substantially the condition in which the premises were immediately prior to such destruction.

     (b) Landlord's obligation under this paragraph shall in no event exceed the lesser of (1) with respect to the premises, the scope of building standard improvements installed by Landlord in the original construction of the premises, or (2) the extent of proceeds received by Landlord or any insurance policy maintained by Landlord pursuant to paragraph 17(a) below, unless Landlord nevertheless elects to repair or rebuild the premises.

     (c) The minimum rent shall be abated proportionately during any period in which, by reason of any damage or destruction not occasioned by the negligence or willful misconduct of Tenant or Tenant's employees or invitees, there is a substantial interference with the operation of the business of Tenant. Such abatement shall be proportional to the measure of business in the Premises which Tenant may be required to discontinue. The abatement shall continue for the period commencing with such destruction or damage and ending with the completion by the Landlord of such work, repair or reconstruction as Landlord is obligated to do.

     (d) Notwithstanding the foregoing, if the premises, or the portion of the Building necessary for Tenant's occupancy should be damaged or destroyed (1) to the extent of 10% or more of the then replacement value of either, (2) in the last year of the term hereof, (3) by a cause or casualty other than those covered by fire and extended coverage insurance, or (4) to the extent that it would take, in Landlord's opinion, in excess of 180 days to complete the requisite repairs, then Landlord or Tenant may either terminate this Lease or elect to repair or restore said damage or destruction, in which event

Landlord shall repair or rebuild the same as provided in subparagraph (a) above. If such damage or destruction occurs and this Lease is not so terminated by Landlord, this Lease shall remain in full force and effect. The parties hereby waive the provisions of any law that would dictate automatic termination or grant either party an option to terminate in the event of damage or destruction. Landlord's election to terminate Landlord's obligation under this paragraph shall be exercised by written notice to Tenant given within 60 days following the damage or destruction. Such notice shall set forth the effective date of the termination of this Lease.

     (e) Upon the completion of any such work of repair or restoration by Landlord, Tenant shall forthwith repair and restore all other parts of the premises including without limitation, non-building standard leasehold improvements and all trade fixtures, equipment, furnishings, signs and other improvements originally installed by Tenant, subject to the requirements of subparagraph 12(a) above.

15. Indemnification. Except to the extent caused by the negligence or willful misconduct of Landlord or Landlord's agents, employees or invitees, Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person of damage to or destruction of property in or about the premises or the Building by or from any cause whatsoever, including, without limitation, acts of other tenants or other third parties, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the premises or the Building. Except to the extent caused by the negligence or willful misconduct of Landlord or Landlord's agents, employees or invitees, Tenant shall hold Landlord and any ground Landlord harmless for, from and against and defend Landlord against any and all claims, liability, damage or loss, and for, from and against all costs and expenses, including reasonable attorneys' fees, arising out of any injury to or death of any person or damage to or destruction of any property, from any cause whatsoever (except any cause resulting solely from the negligence or willful act of Landlord, its authorized agents or employees) to the extent: (i) occurring in or about the Premises , or (ii) occurring on or about any portion of the common areas or elsewhere in or about the Building, but only to the extent that such injury or damage shall be caused in whole or in part by the act, neglect, default or omission of any duty by Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the premises, including any failure of Tenant to observe or perform any of its obligations hereunder. The provisions of this paragraph 15 shall survive the termination of this Lease with respect to any damage, injury or death occurring prior to such termination for a maximum of one year.

16. Insurance.

     (a) Tenant shall procure and maintain in full force and effect during the entire term hereof, at its own expense and in companies acceptable to Landlord, the following policy or policies of insurance.

         (1) Comprehensive liability insurance, including property damage, insuring Landlord and the Building, as Landlord may designate, hereinafter called additional designated insured from and against all claims, demands, actions or liability for injury to or death of any persons, and for damage to property arising from or related to the use of occupancy of the premises or the operation of Tenant's business. No deductible shall be carried under this coverage without the prior written consent of Landlord. Such policy shall contain but not be limited to, coverage for premises and operations, products and completed operations, blanket contractual, personal injury, operations, ownership, maintenance and use of owned, non-owned, or hired automobiles, bodily injury and property damage. The policy shall have limits in amounts not less than $1,000,000 per person and per occurrence, with an aggregate limit of $2,000,000. This insurance shall carry a contractual coverage endorsement specifically insuring the performance by Tenant of its indemnity agreement contained in paragraph 15 above. If in the opinion of Landlord's insurance advisor, acting reasonably based on a substantial increase in recovered liability claims, the aforesaid amounts of coverage are no longer adequate, then such coverage shall be proportionately increased.

         (2) Worker's Compensation Insurance and Employer's Liability Insurance with a limit of no less than that amount required by law, provided that Employer's Liability Insurance shall have a minimum coverage of $1,000,000 per person and per occurrence.

         (3) Fire insurance with standard extended coverage of all risk endorsement, including, without limitation, vandalism and malicious mischief, to extent of 90% of the replacement value of all furnishings, trade fixtures, leasehold improvements, equipment, merchandise and other personal property and leasehold improvements from time to time situated in, on or upon the premises. As long as this Lease is in effect, the proceeds from any such insurance shall be held in trust to be used only for the repair or replacement of the improvements, fixtures and other property so insured.

     (b) Landlord may elect to procure and maintain liability insurance and insurance covering fire and such other risks of direct indirect loss or damage as it reasonably deems appropriate, including extended and broad form coverage risks, mudslide, land subsidence, volcanic eruption, flood and earthquake, on leasehold as improvements in the Building. Tenant shall reimburse Landlord for the costs of all such insurance as part of Operating Expenses reimbursable pursuant to paragraph 2. Any insurance coverage herein provided shall be for the benefit of Landlord, Tenant and any additional designated insured, as their interests may appear, Tenant shall not adjust losses or execute proofs of loss under such policies without Landlord's prior written approval.

     (c) Should this Lease be canceled pursuant to the provisions of paragraph 14 above by reason of damage or destruction and Tenant is thus relieved of its obligation to restore or rebuild the improvements on the premises, any insurance proceeds for damage to the premises, including all fixtures and leasehold except Tenant's furnishings, equipment and trade fixtures, improvements thereon, shall belong to Landlord, free and clear of any claims by Tenant.

     (d) All policies of insurance described in this paragraph 16 of which Tenant is to procure and maintain, shall be issued by good, responsible companies, reasonably acceptable to Landlord and qualified to do business in the state in which the Building is situated. Executed copies of such policies of insurance or, at Landlord's election, certificates thereof, shall be delivered to Landlord and any additional designated insureds within 10 days after delivery of possession of the premises to Tenant and thereafter within 30 days prior to the termination or expiration of the term of each existing policy. All public liability and property damage policies shall contain the following provisions:
(1) Landlord, and any additional designated insureds although named as insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to them, their servants, agents and employees by reason of the negligence of Tenant, its officers, agents or employees; (2) the company writing such policy shall agree to give Landlord and any additional designated insured not less than 30 days notice in writing prior to any cancellation, reduction or modification of such insurance; and (3) at the election of Landlord's mortgagee, the proceeds of any insurance shall be paid to a trustee or depository designated by Landlord's mortgagee. All public liability, property damage and other casualty policies shall be written as primary policies, not entitled to contribution from, nor contributing with, any coverage which Landlord may carry.

     Tenant hereby acknowledges that the late delivery by Tenant to Landlord of the insurance certificates or policies referred to above will cause Landlord to incur costs not contemplated by this lease, the exact amount of which will be extremely difficult to ascertain.

     Such costs include, but are not limited to, processing and accounting charges and penalties which may be imposed on Landlord by the terms of any mortgage or trust deed covering the premises. Accordingly, if any insurance certificate or policy required to be delivered by Tenant above shall not be received by Landlord at the time prescribed above, Tenant shall pay to Landlord a charge in the sum of $300. The parties hereby agree that such charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late delivery by Tenant, and acceptance of such charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such late delivery, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord hereunder or at law.

     (e) Notwithstanding anything to the contrary contained within this paragraph, Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of the so-called blanket policy or policies of insurance carried and maintained by Tenant; provided, however, that (1) Landlord and such other persons shall be named as additional insureds thereunder as their interests may appear; (2) the coverage afforded to Landlord and such other persons will not be reduced of diminished by reason of the use of such blanket policy of insurance; and (3) all other requirements set forth herein are otherwise satisfied.

     (f) If Tenant should fail either to acquire the insurance required pursuant to this paragraph 16 and to pay the premiums therefor or to deliver required certificates or policies, Landlord may in addition to any other rights and remedies available to Landlord, acquire such insurance and pay the requisite premiums therefor, which premiums shall be payable by Tenant to Landlord immediately upon demand.

     (g) Landlord and Tenant hereby waive any rights each may have against the other for loss or damage to its property or property in which it may have an interest where such loss is caused by a peril of the type generally covered by fire insurance with extended coverage or arising from any cause which the claiming party was obligated to insure against under this Lease, and each party on behalf of its insurer waives any right of subrogation that the insurer might otherwise have against the other party. The parties agree to cause their respective insurance companies insuring the premises or insuring their property on or in the premises to execute a waiver of any such rights of subrogation.

17. Condemnation.

     (a) The term "total taking" means the taking of the fee title or Landlord's master leasehold estate to so much of the premises or a portion of the Building necessary for Tenant's occupancy by right of eminent domain or other authority of law, or a voluntary transfer under the threat of the exercise thereof, that the premises are not suitable for Tenant's intended use. The term "partial taking" means the taking of only a portion of the premises or the Building which does not constitute a total taking as above defined.

     (b) If during the term hereof there shall be a total taking then this Lease, and the leasehold estate of Tenant in and to the premises, shall cease and terminate as of the date possession is taken. As used in this paragraph, the phrase date possession is taken means the date of taking actual physical possession thereof by the condemning authority or such earlier date as the condemning authority gives notice that it shall be deemed to have taken possession.

     (c) If during the term hereof there shall be a partial taking of the premises, this Lease shall terminate as to the portion of the premises taken on the date on which actual possession of the portion of the premises is taken pursuant to the eminant domain proceedings and this Lease shall continue in full force and effect as the remainder of the premises. The minimum rent payable by Tenant for the balance of the term shall be abated in the ratio that the net rentable area of the premises taken bears to the net rentable area of the premises immediately prior to such taking, and Landlord shall make all necessary repairs or alterations to make the remaining premises a complete architectural unit, suitable for Tenant's permitted use hereunder.

     (d) All compensation and damages awarded for the taking of the premises, any portion thereof, or the whole or any portion of the common area or Building shall, except as otherwise herein provided, belong to and be the sole property of Landlord, and Tenant shall not have any claim or be entitled to any award for diminution in value of its rights hereunder or for the value of any unexpired term of this Lease; provided, however, that Tenant shall be entitled to make its own claim for, and receive separate award that may be made for Tenant's loss of business or for the taking of or injury to Tenant's improvements, or on account of any cost or loss Tenant may sustain the removal of Tenant's trade fixtures, equipment, and furnishings, or as a result of any alterations, modifications or repairs which may be reasonably required by Tenant in order to place the remaining portion of the premises, and for Tenant's moving relocation expenses not so condemned in a suitable condition for the continuance of Tenant's occupancy. The Tenant's award pursuant to this subparagraph shall not reduce Landlord's award.

     (e) If this Lease is terminated pursuant to the provisions of this paragraph 17, then all rentals and other charges payable by Tenant to Landlord hereunder shall be paid up to the date upon which possession shall be taken by the condemning agency and any rentals and other charges paid in advance and allocable to the period after the date possession is taken, and the parties shall thereupon be released from all further liability hereunder.

18. Compliance With Legal Requirements. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the premises, as they relate to or affect the condition, use or occupancy of the premises, excluding requirements of structural changes not related to or affected by improvements made by or for Tenant or Tenant's use of the premises.

19. Assignment and Subletting. To the extent tenant occupies the majority of the space within the Premises and is not in default under the Lease, Tenant shall be permitted to sublease a minority of the space within the Premises to subagents and /or clients, without Landlord's prior consent. However, all such permitted sublessees shall abide by and comply with the terms and conditions of this lease.

     (a) Except for the aforementioned permitted subletting, Tenant shall not transfer, assign, sublet, enter into license or concession agreements, or hypothecate this Lease or the Tenant's interest in and to the premises without first procuring the written consent of Landlord, which consent shall not unreasonably be withheld, conditioned or delayed. Any such attempted transfer, assignment, subletting license or concession agreement or hypothecation without Landlord's consent shall be void and shall, at the option of Landlord, terminate this Lease. This Lease shall not, nor shall any interest herein, be assignable as to the interest of Tenant by operation of law without the consent of Landlord. Tenant agrees to reimburse Landlord for Landlords reasonable attorneys' fees incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, licensing or concession agreement, or hypothecation of this Lease or Tenant's interest in and to the premises. As it pertains to this Lease, any overage or other compensation above the base rental established herein paid to Tenant in any sublease or assignment shall belong in its entirety to Landlord.

     (b) Before entering into any assignment of this Lease or into a sublease of all or part of the Premises (other than a sublease permitted under this Lease without Landlord's prior consent), Tenant shall give written notice to Landlord identifying the intended assignee or subtenant by name and address and specifying the terms of the intended assignment or sublease. For a period of thirty (30) days after such notice is given, Landlord shall have the right by written notice to Tenant to (i) in the case of a proposed sublease, either (A) sublet from tenant any portion of the premises proposed to be sublet for the term for which such portion is proposed to be sublet but at the same rent as Tenant is required by pay to Landlord under this Lease for the same space, computed on a pro rata square footage basis, or (B) if the proposed subletting is for substantially the remaining period of the term of this Lease, terminate this Lease or terminate this Lease as is pertains to the portion of the premises so proposed by Tenant to be sublet, or (ii) in the case of a proposed assignment, terminate this Lease. If Landlord so terminates this Lease, such termination shall be as of the date specified in Landlord's notice. If Landlord so terminates this Lease, Landlord may, if it elects, enter into a new lease covering the premises or a portion thereof with the intended assignee or subtenant on such terms as Landlord and such person may agree, or enter into a new lease covering the premises or a portion thereof with any other person; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting. Landlord's exercise of its aforesaid option shall not be construed to impose any liability upon Landlord with respect to any real estate brokerage commission(s) or any other costs or expenses incurred by Tenant in connection with its proposed subletting or assignment.

     (c) If Tenant complies with the provisions of this section and Landlord does not exercise an option provided to Landlord under (b) above, Landlord's consent to a proposed assignment or sublet shall not be unreasonably withheld, conditioned or delayed. Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that is shall be reasonable for Landlord to withhold its consent in any of the following instances:

         (1) the proposed assignee or sublessee is a governmental agency;

         (2) in Landlord's reasonable judgment, the use of the premises by the proposed assignee or sublessee would entail any alterations which would lessen the value of the leasehold improvements in the premises, or would require material increased services by Landlord;

         (3) in Landlord's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Landlord for other tenants under leases with comparable terms;

         (4) in Landlord's reasonable judgment, the character, reputation or business of tenant is inconsistent with the desired tenant-mix or the quality of other tenancies in the Building;

         (5) Landlord has received from any prior lessor to the proposed assignee or subtenant a negative report concerning such prior lessor's experience with the proposed assignee or subtenant;

         (6) Landlord has experienced previous defaults by or is in litigation with the proposed assignee or subtenant;


         (7) (i) the proposed assignee's or subtenant's anticipated use of the premises involves the generation, storage, use, treatment or disposal of Hazardous Material; (ii) the proposed assignee or subtenant has been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such assignee's or subtenant's actions or use of the property in question; or (iii) the proposed assignee or subtenant is subject to an enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Material;

         (8) the use of the premises by the proposed assignee or subtenant will violate any applicable law, ordinance or regulation;

         (9) the proposed assignment or sublease will create a vacancy elsewhere in the Building;

         (10) the proposed assignee or subtenant, or any person that, directly or indirectly, controls, is controlled by, or is under common control with the proposed assignee or subtenant, is then an occupant of the Building;

         (11) the proposed assignee or subtenant is a person with whom Landlord is negotiating to lease space in the Building;

         (12) the proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this paragraph;

         (13) Tenant is in default of any obligation of Tenant under this Lease, or Tenant has defaulted under this Lease on three (3) or more occasions during the twelve (12) months preceding the date that Tenant shall request consent; or

         (14) in the case of a subletting of less that the entire premises, if the subletting would result in the division of the premises into more than two subparcels or would require access to be provided through space leased or held for lease to another tenant or improvements to be made outside of the premises.

     (d) in the case of an assignment, 100% of any sums or other economic consideration received by Tenant as a result of such assignment shall be paid to Landlord after first deducting the unamortized cost of leasehold improvements paid by Tenant, and the cost of any real estate commissions incurred in connection with such assignment. In the case of a subletting, 100% of any sum or economic consideration received by Tenant as a result of such subletting shall be paid to Landlord after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the premises, and (2) the cost of any real estate commissions incurred in connection with such subletting, amortized over the term of the sublease. Upon Landlord's request, Tenant shall assign to Landlord all amounts to be paid to Tenant by any such subtenant or assignee and shall direct such subtenant or assignee to pay the same directly to Landlord.

     (e) Notwithstanding the provisions of subparagraphs (a) and (b) above, Tenant may assign this Lease or sublet the premises or any portion thereof, without Landlord's consent, to any corporation which controls, is controlled by or is under common control with Tenant or to any corporation resulting from the merger or consolidation with Tenant so long as there is no change in control of Tenant, provided that said assignee assumes, in full, the obligations of Tenant under this Lease.

     (f) Regardless of Landlord's consent, no subletting, assignment, hypothecation, license or concession shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment, subletting, hypothecation, license or concession agreement shall not be deemed consent to any subsequent assignment, subletting, hypothecation, license or concession agreement. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without he necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or modifications to this Lease, with assignees of Tenant without notifying Tenant or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

     (g) Each transfer, assignment, subletting, license, concession agreement and hypothecation to which there has been consent or which has been permitted pursuant to subparagraph (e) above, shall be by an instrument in form satisfactory to Landlord and shall be executed by the transferor, assignor, sublessor, licenser, concessionaire, hypothecator or mortgagor and the transferee, assignee, sublessee, licensee, concessionaire or mortgagee in each instance, as the case may be; and each transferee, assignee or sublessee shall agree in writing for the benefit of Landlord to assume, to be bound by, and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by Tenant. One executed copy of such instrument shall be delivered to Landlord. No sublessee other than Landlord shall have the right further to sublet.

     (h) In the event Tenant shall assign or sublet the premises or request Landlord's consent to a proposed assignment, subletting, or other act, then Tenant shall pay (i) to Landlord and administrative fee in the sum of $300 and
(ii) Landlord's reasonable attorneys' fees incurred in connection therewith.

     (i) For the purpose of this Lease, a transfer of more than (i) 50% of the partnership interest in Tenant if Tenant is a partnership, or (ii) 50% of the outstanding voting stock if Tenant is a corporation, shall constitute an assignment of this Lease. Notwithstanding anything to the contrary in the Lease, the terms of this Section 19 (i) shall not apply to Tenant if Tenant is a publicly traded company. Further, an initial public trading of Tenant's stock shall not constitute an assignment or transfer for purposes of this Section 19
(i).

20. Rules and Regulations. Tenant shall faithfully observe and comply with the rules and regulations attached to this Lease as Exhibit C and, after notice thereof, all reasonable modifications thereof and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of the Building of any of such rules and regulations.

21. Landlord's Access. Landlord may enter the premises at reasonable hours with reasonable advance notice to (1) inspect he same; (2) exhibit the same to prospective purchasers, mortgagees or tenants; (3) determine whether Tenant is complying with all its obligations hereunder; (4) supply any service to be provided by Landlord to Tenant hereunder; (5) post notices of non-responsibility; (6) post "to Lease" signs of reasonable size upon the premises during the last 90 day of the term hereof; and (7) make repairs required of Landlord under the terms hereof or repairs to any adjoining space or utility services or make repairs, alterations or additions to the premises or any other portion of the Building, provided, however, that all such work shall be done as promptly as reasonably possible and so as to cause as little interference to Tenant as reasonably possible and that any repairs, alterations, or additions to the premises shall, when completed, not materially and adversely affect Tenant's use of the premises. Landlord shall at all times have and retain a key with which to unlock all of the doors in, on or about the premises (excluding Tenant's vaults, safes and similar areas designated in writing by Tenant in advance) and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in an emergency in order to obtain entry to the premises. Any entry to the premises obtained by Landlord by any of such means shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the premises or an eviction, actual or constructive, of Tenant from the premises, or any portion thereof.

22. Default. If: (1) Tenant shall fail to pay any rent or other sum payable hereunder for a period of 10 days after written notice from Landlord and the same is due; (2) Tenant shall fail to observe, keep or perform any of the other terms, covenants, agreements or conditions contained herein or in the rules and regulations to be observed or performed by Tenant and such default continues for a period of 30 days after notice by Landlord or beyond the time reasonably necessary for cure if such default is of a nature to require in excess of 30 days to remedy; (3) Tenant shall become bankrupt or insolvent, or make an assignment for the benefit of creditors, or take or have taken against Tenant any proceedings of any kind under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act or, in the event any such proceedings are involuntary, such involuntary proceedings are not dismissed within 60 days thereafter; (4) a receiver is appointed for a substantial part of the assets of Tenant; (5) Tenant shall vacate or abandon the premises; or (6) this Lease or any interest of Tenant hereunder shall be levied upon by any attachment or execution, then any such event shall constitute an event of default by Tenant. Upon the occurrence of any event of default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, do any of the following:

     (a) Landlord shall have the right, so long as such default continues, to give notice of termination to Tenant. On the date specified in such notice (which shall not be less than 3 days after the giving of such notice) this Lease shall terminate.

     (b) In the event of any such termination of this Lease, Landlord may then or at any time thereafter, re-enter the premises and remove therefrom all persons and property and again repossess and enjoy the premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

     c) The amount of damages which Landlord may recover in event of such termination shall include, without limitation, (1) the amount at the time of award of (A) unpaid rental earned and other sums owed by Tenant to Landlord hereunder, as of the time of termination, together with interest thereon as provided on this Lease, (B) the amount by which the unpaid rent which would have been earned during the period from termination until the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided and
(C) the amount by which the unpaid rent for the balance of the term after the time of the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award pus one percent), (2) all legal expenses and other related costs incurred by Landlord following Tenant's default including reasonable attorneys' fees incurred in collecting any amount owed hereunder, (3) all costs incurred by Landlord in restoring the premises to good order and condition, or in remodeling, renovating or otherwise preparing the premises for reletting, and (4) all costs (including without limitation any brokerage commissions) incurred by Landlord in reletting the premises. For the purpose of determining the unpaid rent in the event of a termination of this Lease, the monthly rent reserved in this Lease shall be deemed to be the sum of (1) the minimum rent and (2) the Operating Expense charge and any other amounts last payable by Tenant pursuant to paragraphs 5, 6, 7, 10, 13, and 16 above.

     (d) Following the termination of this Lease or Tenant's right of possession hereunder (or upon Tenant's failure to remove its personal property from the premises after the expiration of the term of the Lease), Landlord may remove its personal property from the premises after the expiration of the term of such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant; such Wharehouser shall have all rights and remedies provided by law against Tenant as the owner of such property. In addition, in the event that Tenant shall not immediately pay the cost of storage of such property after the same has been stored for a period of 30 days or more, Landlord may sell any or all thereof at a public or private sale in such manner and at such times and places as Landlord in its sole discretion may deem proper, without notice to or demand upon Tenant. Tenant waives all claims for damages that may be caused by Landlord's removing or storing or selling the property as herein provided, and Tenants shall indemnify and hold Landlord free and harmless for, from and against any and all losses, costs and damages, including without limitation all costs of court and attorneys' fees of Landlord occasioned thereby.

     (e) Landlord shall have the right to cause a receiver to be appointed in any action against Tenant to take possession of the premises and to collect the rents or profits derived therefrom. The appointment of such receiver shall not constitute an election on the part of Landlord to terminate this Lease unless notice of such intention is given to Tenant.

     (f) Even though Tenant has breached this Lease and/or abandoned the premises, this Lease shall continue in effect for so long as Landlord does not terminate this Lease, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover the rental in periodic actions as it becomes due under this Lease. In such event, Landlord may re-enter the premises and remove all persons and property if the premises have not been vacated, using any available summary proceedings, without such re-entry or removal being deemed a termination or acceptance of surrender of this Lease. Landlord may then elect to relet the premises for the account of Tenant for a period which may extend beyond the term hereof, and upon such other terms as Landlord may reasonably deem appropriate. Tenant shall reimburse Landlord upon demand for all costs incurred by Landlord in connection with such reletting, including, without limitation, necessary restoration, renovation, or improvement costs, reasonable attorneys' fees and brokerage commissions. The proceeds of such reletting shall be applied first to any sums then due and payable Landlord from Tenant, including the reimbursement described above. In balance, if any, shall be applied to the payment of future rent as it becomes due hereunder.

23. Landlord's Right to Cure Default. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be at its sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall have become an event of default under paragraph 22 above, Landlord may, but shall not be obligated to do so, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder and shall be payable to Landlord on demand together with Default Interest from the date of expenditure by Landlord until repaid.

24. Attorneys' Fees. If as a result of any breach or default in the performance of any of the provisions of this Lease or in order to enforce its rights hereunder, Landlord uses the services of an attorney in a nonjudicial action, at trial, or upon an appeal, to secure compliance with such provisions or recover damages therefor, to exercise such rights, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all reasonable attorneys' fees and expenses so incurred by Landlord if Landlord prevails. If tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant shall be entitled to recover for the fees of its attorneys in such an amount as the court may adjudge reasonable. Tenant, to the extent permitted by law, does hereby waive any further right to attorneys' fees provided by applicable state or federal law.

25. Subordination.

     a) This Lease shall be subject and subordinated at all times to all ground or underlying leases which may hereafter be executed affecting the Building, and the lien of all mortgages and deeds of trust in any amount or amounts whatsoever now or hereafter placed on or against the Building or on or against Landlord's interest or estate therein or on or against all such ground or underlying leases, all without the necessity of having further instruments executed on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing
(1) in the event of termination for any reason whatsoever of any ground or underlying lease hereafter executed, this Lease shall not be barred, terminated, cut off or foreclosed nor shall the rights and possession of Tenant hereunder be disturbed if Tenant shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease, and Tenant shall attorn to the Landlord of any such ground or underlying Lease, or, if requested, enter into a new lease for the balance of the original or extended term hereof then remaining upon the same terms and provisions as are in this Lease contained; (2) in the event of a foreclosure of any such mortgage or deed of trust hereafter executed or of any other action or proceeding for the enforcement thereof, or of any sale thereunder, this Lease will not be barred, terminated, cut off or foreclosed nor will the rights and possession of Tenant thereunder be disturbed if Tenant shall not then be in default in the payment of rental or other sums or be otherwise in default under the terms of this Lease, and Tenant shall attorn to the purchaser at such foreclosure, sale or other action or proceeding; and (3) Tenant agrees to execute and deliver upon demand such further reasonable instruments, as determined by Landlord and/or lender, evidencing such subordination of this Lease, ground or underlying leases, and to the lien of any such mortgages or deed of trust as may reasonably be required by Landlord. Tenant's covenant to subordinate this Lease to ground or underlying leases, and mortgages or deeds of trust hereafter executed is conditioned upon each such senior instrument containing the commitments specified in the preceding clauses (1) and (2); and (4) Tenant further waives the provisions of any statute of rule of law, now or hereafter in effect, which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant hereunder in the event of such foreclosure or sale.

     (b) Tenant shall mail by certified or registered post, return receipt requested, or personally deliver to any Landlord under a ground lease or mortgage lender a duplicate copy of any and all notices in writing which Tenant may from time to time give to or serve upon Landlord pursuant of the provisions of this Lease, and such copy shall be mailed or delivered at, or as near as possible to, the same time such notices are given or served by Tenant. No notice by Tenant to Landlord hereunder shall be deemed to have been given unless and until a copy thereof shall have been so mailed or delivered to any ground lease landlord or mortgage lender. Upon the execution of any ground lease or mortgage, Tenant shall be informed in writing of the vesting of the interest evidenced by the ground lease or mortgage.

     (c) Should any event of default by Landlord under this Lease occur, any ground lease landlord or mortgage lender shall have 30 days after receipt of written notice from Tenant setting forth the nature of such event of default within which to remedy the default; provided that in the case of a default which cannot with due diligence be cured within such 30-day period, the ground lease landlord or mortgage lender shall have the additional time reasonably necessary to accomplish the cure, provided that (i) it has commenced the curing within such 30 days and (ii) thereafter diligently prosecutes the cure to completion. If the default is such that the possession of the premises may be reasonably necessary to remedy the default, any ground lease landlord or mortgage lender shall have a reasonable additional time after the expiration of such 30-day period within which to remedy such default, provided that (i) it shall have fully cured any default in the payment of any monetary obligations of Landlord under this Lease within 30 day period and shall continue to pay currently such monetary obligations as and when the same are due and (ii) it shall have acquired Landlord's estate or commenced foreclosure or other appropriate proceedings within such period, or prior thereto, and is diligently prosecuting any such proceedings.

26. No Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as a assignment to it of any or all such subleases or subtenancies.

27. Sale by Landlord. In the event the original Landlord hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant agrees to attorn to such new owner.

28. Estoppel Certificate. At any time from time to time, but on not less than 10 days prior notice by Landlord, Tenant will execute, acknowledge and deliver to Landlord, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that his Lease is in full force and effect, as modified, and stating the date and nature of each such modification), (b) the date, if any, to which rental and other sums payable hereunder have been paid, (c) that no notice has been received by tenant of any default which has not been cured, except as to defaults specified in said certificate, and (d) such other matters as may be reasonably requested by Landlord and/or lender. Tenant agrees it shall execute an estoppel certificate which is consistent with the terms and conditions of the lease and which does not modify or lessen Tenant's position in the lease. Tenant hereby appoints Landlord as Tenant's attorney-in-fact to execute, acknowledge and deliver such certificate if Tenant shall fail to do so within the above-prescribed time period. Any such certificate may be relied upon by any prospective purchaser, mortgagee of beneficiary under any deed or trust of the Building.

29. Holdover Tenancy. If, without objection by Landlord, Tenant holds possession of the premises after expiration of the term of this Lease, Tenant shall become a Tenant from month to month upon all of the terms specified in thi s Lease as applicable immediately prior to expiration of such term, except that minimum rent will be 150% of that applicable immediately prior to expiration of such term. Each party shall give the other notice of its intention to terminate such tenancy at least one month prior to the date of such termination.

30. Building Security.

     (a) Landlord shall have the right, but not the obligation, from time to time to adopt such policies, procedures and programs as it shall deem necessary or appropriate for the security of the Building, and Tenant shall cooperate with Landlord in the enforcement of the policies, procedures and programs adopted by Landlord.

     (b) Without limiting the generality of subparagraph (a) above, Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. and at all hours on Saturdays, Sundays and holidays all persons who do not present a valid pass to the Building. If Landlord does elect to adopt such pass system, Landlord shall furnish passes to persons for whom Tenant requests the same in writing, and Tenant shall be responsible for all person for whom it request passes and shall be liable to Landlord for all acts of such persons. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion form the Building of any person. In case of invasion, mob, riot, public demonstration or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such action as Landlord may deem appropriate, including closing doors.

     (c) In the event of any picketing, public demonstration or other threat to the security of the Building that is directly attributable to Tenant, Tenant shall reimburse Landlord for any costs incurred by Landlord in connection with such picketing, demonstration or other threat in order to protect the security of the Building.

31. Parking.

     (a) Any parking areas appurtenant or within the Building, or designated portions thereof, shall be available for the use of Tenants of the Building, and, to the extent designated by Landlord, the employees, agents, customers and invitees of said tenants, subject to the rules, regulations, charges, and rates as set forth by the Landlord from time to time (see attached); provided, however, that Landlord may restrict to certain portions of the parking areas, parking for Tenant or other tenants of the Building and their employees and agents, and may designate other areas to be used only by customers and invitees of Tenants of the Building.

Notwithstanding anything herein contained, Landlord reserves the right from time to time to make reasonable changes in, additions to, and deletions from parking areas as now or hereafter constituted.

     (b) Landlord, or its agents, shall have the right to cause to be removed any cars, trucks, trailers or other motorized or nonmotorized vehicles of tenants, its employees, agents, guests or invitees that are parked in violation hereof or in violation of regulations of the Building, without liability of any kind to Landlord, its agents or employees, and Tenant agrees to hold Landlord harmless from and defend it against any and all claims, losses, or damages and demands asserted or arising in respect to or in connection with the removal of any such vehicles as aforesaid. Tenant shall from time to time upon request of Landlord supply Landlord with a list of license plate numbers of all vehicles owned by its employees and agents who are to have parking privileges hereunder. Landlord may, as a part of the regulations promulgated by it for the use of the parking areas, require that Tenant cause any identification sticker issued by Landlord to be affixed to the bumpers or other designated location on all vehicles of Tenant and its employees and agents who are authorized to park in the parking areas.

32. Security Deposit. If any security deposit has been made herewith, which sum is specified in the Basic Lease Information (the "Deposit"),Tenant and Landlord shall treat such sum as a security deposit and not a last month's rent. The Deposit shall be held in a co-mingled account by Landlord, as security for the faithful performance by Tenant of all of the provisions of the Lease to be performed or observed by Tenant. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the Deposit for the payment of any rent or other charge in default or for reason of Tenant's default, or compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Deposit, Tenant shall within ten (10) days after demand therefore deposit cash with Landlord in an amount sufficient to restore the Deposit to the full amount thereof and Tenant's failure to do so shall be a material breach of this Lease.

Landlord shall not be required to keep the Deposit separate from its general accounts. If Tenant performs all of Tenant's obligations hereunder, the Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the Term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to the Deposit.

33. No Partnership. It is expressly understood that Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business, or otherwise, or joint venture or a member of a joint enterprise with Tenant.

34. Recording. Tenant shall not record this Lease without the prior written consent of Landlord.

35. Modification and Financing Conditions. Landlord may have obtained financing and may seek to obtain further financing for the Building, portions thereof, and the operation thereof, secured by mortgages or deeds of trust encumbering the Building. Landlord may also elect to enter into a ground lease of the Building. If any mortgage lender should require, as a condition to such financing, or pursuant to rights of approval set forth in the mortgage or deed of trust encumbering the Building, or if any ground lease should require, as a condition to such ground lease or pursuant to rights of approval set forth therein, any modification of the terms or conditions of this Lease, Tenant agrees to execute such modification or amendment, provided that, such modification or amendment
(a) shall not increase the rental or Tenant's share of any costs in addition to minimum rent or increase any other Tenant obligation or reduce any right under the terms hereof which are not provided for hereunder, (b) shall not materially interfere with Tenant's use or occupancy, and (c) if requested by a mortgage lender with a lien on the Building or a ground lessee pursuant to a ground lease effective as of the date hereof, shall have been requested prior to 30 days after the date hereof. If Tenant should refuse to execute any modifications so required within 10 days after receipt of same, Landlord shall have the right by notice to Tenant to cancel this Lease, and upon such cancellation Landlord shall refund any unearned rental or security deposit, and neither party shall have any liability thereafter accruing under this Lease, except as provided in paragraph 15 above.

36. Waiver. The waiver by Landlord of any term, covenant, agreement or condition herein contained shall not be deemed to be a waiver of any other then existing or subsequent breach of the same of any other term, covenant, agreement or condition herein contained. Nor shall any custom or practice which may develop between the parties in the administration of the terms hereof be construed to waive or to lessen the right of the Landlord to insist upon the performance by Tenant in strict accordance with such terms. The subsequent acceptance of rent or any other sum of money or other performance hereunder by Landlord shall not be deemed to be waiver of any preceding breach by Tenant of any term, covenant, agreement or condition of this Lease, other than the failure of Tenant to pay the particular rent or other sum so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent or other sum or performance.

37. Notices and Consents. All notices, demand, consents or approval which may be given by either party to the other hereunder shall be in writing and shall be deemed to have been fully given when deposited in the United States mail, registered or certified, return receipt requested, postage prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information, or to such other place as Tenant may from time to time designate in a notice to Landlord; to Landlord at the address specified in the Basic Lease Information, or to such place as Landlord may from time to time designate in a notice to Tenant; or, in case of Tenant, delivered to Tenant at the premises. Tenant hereby appoints as its agent to receive the service of all dispossessory or restraint proceedings and notices thereunder and person or persons in charge of our occupying the premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same on the main entrance of the premises. Notice will also be delivered to 2815 Second Avenue, Suite 100, Seattle, Washington, with a copy to Corporate Headquarters.

38. Complete Agreement. There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiation, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect tot the subject matter of this Lease or the Building. There are no representations between Landlord and Tenant other than those contained in this Lease and all reliance with respect to any representations is solely upon the representations contained herein. This lease may not be amended or modified in any respect whatsoever except by an instrument in writing signed by Landlord and Tenant.

39. Corporate Authority. If Tenant signs as a corporation, each of the person executing this Lease on behalf of the Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant is qualified to do business in the State in which the Buildings situated, that the corporation has full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so.

40. Limits to Tenant's Remedy. If Landlord should default in the performance of its obligations hereunder, it is understood and agreed that any claims by Tenant against Landlord shall be limited in recourse to Landlord's interest in the Building. Tenant expressly waives any and all other rights to proceed on a recourse basis against Landlord, the individual partners of Landlord, or the officers, directors and shareholders of any corporate partner of Landlord.

41. Arbitration. If there is a dispute between the Landlord and Tenant concerning the payment of any sums under this Lease, the determination of such dispute shall be submitted to binding arbitration upon the written demand of either party delivered to the other party. Such arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect; provided there shall be only one (1) arbitrator who shall be selected by the parties and if the parties cannot agree then who shall be appointed by the Presiding Judge of the King County Superior Court upon motion made by either party. Judgment upon the award may be entered in any court having jurisdiction. The cost and expenses of the arbitration shall be divided equally between the Landlord and Tenant.

42. Brokers. Landlord is paying the commission due pursuant to the listing agreement with CB Richard Ellis. As part of the commission owing, Landlord agrees to pay the commission due to Colliers International in the amount equal to 3% of the aggregate basic rent for the initial 5-year term of this Lease. Tenant shall have no liability for paying commissions to CB Richard Ellis or Colliers International in connection with this Lease. Landlord agrees to defend, indemnify and hold harmless Tenant against any loss, cost expense or liability for any compensation, commission, fee or charge, including reasonable attorney's fees, resulting from any claim of CB Richard Ellis, Colliers International, or any of their respective employees or agents in connection with this Lease or its negotiations. Tenant warrants to Landlord that they have not dealt with any other brokers other than those listed in this paragraph.

43. No Light and Air Easement. No diminution or shutting off of light, air, or view by any structure which may be erected on land adjacent to or in the vicinity of the Building shall in any way affect this Lease or impose any liability on Landlord.

44. Miscellaneous. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If there be more that one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. Time is of the essence of this Lease and each and all of its provisions. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. The terms, covenants, agreements and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto. If any provisions of this Lease shall be determined to be illegal or unenforceable, such determination shall not affect any other provisions of this Lease and all such other provisions shall remain in full force and effect. Landlord and Tenant agree that each party and its counsel have reviewed this Lease and that the normal rule of construction to the effect that ambiguities are to be resolved against the drafting party is not appropriate and shall be governed by and construed pursuant to the laws of the State in which the Building is situated.

45. Basic Lease Information and Exhibits. The Basic Lease Information and the exhibit(s), if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

46. Additional Provisions. Except as otherwise provided in Section 42, above, Tenant and Landlord each agree to defend, indemnify and hold harmless the other party against any loss, cost expense or liability for any compensation, commission, fee or charge, including reasonable attorney's fees, resulting from any claim of any broker, agent or finder not otherwise specified in Section 42, above, claiming under or through the indemnifying party in connection with this Lease or its negotiations.

47. Building Transportation Program. Tenant agrees to participate in the Bay Vista Tower Transportation Management Program as outlined in the Memorandum of Agreement between Bay Vista Building, the City of Seattle, and Metro, thus, Tenant shall assume and fulfill Landlord's responsibility to fulfill the obligations outlined in the agreement as it pertains to subsidizing parking for car pools, van pools, and providing free transit passes to Tenant's own employees. A copy of the Memorandum shall be provided by Landlord to Tenant with the delivery of this Lease. By the execution hereof, Tenant acknowledges receipt thereof.

48. Governing Law. This Lease is governed by the laws of King County, State of Washington.

     IN WITNESS HEREOF, Landlord and Tenant have caused this instrument to be duly executed, sealed and delivered on the date set forth below.

TENANT                                               LANDLORD
Cellular Technical Services Company, Inc.,           Bay Vista Office Investors, LLC,
a Delaware corporation                               a Delaware Limited Liability Company
                                                     By: ASA Properties, Inc.
                                                     Its: Managing Member

By: ____________________________                     By:______________________________

Its: ______________________________                  Its:_______________________________



Date of Execution                                    Date of Execution

By Tenant: ________________________                  By Landlord: ____________________

                                    EXHIBIT A
                             Description of Building

                                    EXHIBIT B
                             Description of Premises
                               (Final Space Plan)

                                    EXHIBIT C
                              Rules and Regulations

1. The sidewalks, halls, passages, exists, entrances, elevators and stairways of the Building shall not be obstructed by any of the Tenants or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exists, entrances, elevators, and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No Tenant and no employee or invitee of any Tenant shall go upon the roof of the Building.

2. No sign, placard, picture, name, advertisement or notice visible from the exterior of any Tenant's premises shall be inscribed, painted, affixed or otherwise displayed by any Tenant on any part of the Building without the prior written consent of Landlord. Landlord will adopt and furnish to Tenant general guidelines relating to signs inside the Building on the office floors. Tenant agrees to conform to such guidelines, but may request approval of Landlord for modifications, which approval will not be unreasonably withheld. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the Tenant by a person approved by Landlord, which approval will not be unreasonably withheld. Material visible from outside the Building will not be permitted without Landlord's prior approval.

3. No Tenant shall employ any person or persons other than the janitor of Landlord for the purpose of cleaning the premises, unless other wise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness. Janitor service will not be furnished on nights when rooms are occupied after 9:30 P.M. unless, by agreement in writing, service is extended to a later hour for specifically designated rooms.

4. The premises shall not be used for lodging or the storage of merchandise held for sale to the public, and unless ancillary to a restaurant or other food service use specifically authorized in the lease of a particular Tenant, no cooking shall be done or permitted by any Tenant on the premises, except that the preparation of coffee, tea, hot chocolate and similar items for Tenants and their employees shall be permitted.

5. Landlord will furnish each Tenant with two keys free of charge. Landlord may make reasonable charge for any additional keys. No Tenant shall have any keys made. No Tenant shall alter any lock or install a new or additional lock or any bolt on any door of its premises without the prior consent of Landlord. Each Tenant shall in each case furnish Landlord with a key for any such lock. Each Tenant upon the termination of its tenancy, shall deliver to Landlord all keys to doors in the Building which shall have been furnished to Tenant. Each Tenant shall see that the doors of its premises are closed and securely locked at such times as Tenant's employees leave the premises.

6. No Tenant shall use or keep in the premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material or use any method of heating or air conditioning other than that supplied by Landlord. No Tenant shall use, keep or permit to be used or kept any foreign or noxious gas or substance in the premises, or permit or suffer the premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors, or vibrations, or interfere in any way with other Tenants or those having business therein.

7. In the case of invasion, mob, riot, public excitement, or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building during the continuance of the same by such an action as Landlord may deem appropriate, including closing entrances to the Building.

8. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage of damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it. Except with prior consent of Landlord, no Tenant shall sell, or permit the sale in the premises or use or permit the use of any common area for the sale of newspapers, magazines, periodicals, theater tickets or any other goods merchandise or service. Tenant shall not carry on, or permit or allow any employee or other person to carry on the business of stenography, typewriting, or any similar business in or from the premises for the service or accommodation of occupants of any other portion of the Building, nor shall the premises of any Tenant be used for manufacturing of any kid, or any business or activity other than that specifically provided for in such Tenant's lease.

10. Tenant shall not use any advertising media which may be heard outside of the premises and Tenant shall not place or permit the placement of any radio or television, or other communications antenna, loudspeaker, sound amplifier, phonograph, searchlight, flashing light or other device of any nature on the roof or outside of the boundaries of the premises (except for Tenant's approved identification sign or signs) or at any place `where the same may be seen or heard outside of the premises.

11. All loading and unloading of merchandise, supplies, materials, garbage and refuse shall be made only throng such entryways and elevators and at such times as Landlord shall designate. In its use of the loading areas the Tenant shall not obstruct or permit the obstruction of said loading area and at no time shall park or allow its officers, agents or employees to park vehicles therein except for leading and unloading.

12. Landlord shall have the right, exercisable without notice and without liability to any Tenant, to change the name and street address of the Building.

13. The freight elevator shall be available for use by all Tenants in the Building, subject to such reasonable scheduling as Landlord in its discretion shall deem appropriate. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property shall be repaired at the expense of Tenant.

14. The directory of the Building will be provided for the display of the name and location of Tenants and a reasonable number of the principal officers, partners and employees of Tenants, and Landlord reserves the right to exclude any other names therefrom. Any additional name which Tenant shall desire to place upon said bulletin board must first be approved by Landlord, and, if so approved, a charge will be made therefor.

15. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in, or used in connection with any window of the Building without the prior written consent of Landlord. In any event, with the prior written consent of Landlord, such items shall be installed on the office side of Landlord's standard window covering and shall in no way be visible from the exterior of the Building.

16. No Tenant shall obtain for use in the premises, ice, drinking water, food beverage, towel or other similar services, except at such reasonable hours and under such reasonable regulations as may be fixed by Landlord.

17. Each Tenant shall see that the doors of its premises are closed and locked and that all water faucets, water apparatus and utilities are shut of before Tenant or Tenant's employees leave the premises, so as to prevent waste or damage, and for any default or carelessness in this regard Tenant shall be liable for, and shall indemnify Landlord against and hold Landlord harmless for, from and against all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all Tenants shall keep the doors to the Building corridors closed at all times except for ingress and egress.

18. No Tenant shall use any portion of the common area for any purpose when the premises of such Tenant are not open for business or conducting work in preparation therefore.

19. The requirements of the Tenants will be attended to only upon application by telephone or in person at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

20. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulation against any or all of the Tenants of the Building.

21. These Rules and Regulations are in addition to and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of premises in the Building.

22. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Building, and for the preservation of good order herein. Landlord shall uniformly enforce (or not) enforce the Rules and Regulations.

                          PARKING RULES AND REGULATIONS

THESE PARKING RULES AND REGULATIONS supplement the parking requirements for Bay Vista Office Building. All Tenants, subtenants, employees, guests, invitees and customers of Tenants must conform to these Parking Rules and Regulations.

1. To the extent not designated to individual tenants by clearly marked lettering or numbers on stalls, all uncovered parking spaces are permitted to be used in common with all Tenant's employees, subtenants, invitees, guests and customers within the lot of the building which Tenant leases. Parking is not allowed in areas previously designated for other Tenant use.

2. During the Term hereof Landlord reserves the sole right to institute controls of all the parking areas serving the Building and its lot including, but not limited to, changing the methods by which vehicles are parked, repainting the parking lot, allocating individual space is designated areas for specific license plate numbers or named persons or companies, and allocating visitor only parking, allocating compact car spaces, and issuing parking decals.

3. Tenant's rights and privileges under these Parking Rules and Regulations are conditioned upon the valid existence of the Lease between Landlord and Tenant at the Property. Tenant's rights hereunder are also conditioned upon Tenant not being in default of any provision of said lease nor in default of the any Rules and Regulations which are incorporated therein.

4. Tenant's rights are further subject to the parking rules and regulations as follows:

i. Restriction or Removal. Landlord reserves the right to restrict access to the parking areas of the Building, or to have removed from the parking areas, at the vehicle owner's expense, any vehicle which, in the opinion of the Landlord: (a) represents a hazard to the health and welfare of the tenants of the Building or the general public; (b) is not in operable condition; (c) contains explosive cargo (other than gasoline or fuel in the original equipment vehicle tanks); (d) is leaking fluids of any kind, including water; (e) contains illegal goods or contraband; (f) disregards the posted speed limit signs or other posted signage;
(g) or any other vehicle normally not considered acceptable in the area of a high quality office park. Landlord shall park only in such areas or spaces as are authorized by Landlord. Landlord reserves the right to remove any vehicle not authorized to park in the classification of parking area in which it is located. Tenant shall ensure strict compliance with parking areas marked for the handicapped.

ii. Speed and Traffic Controls. Tenant, its employees, subtenants invitees, guests and customers shall observe all speed and traffic controls established by Landlord from time to time.

iii. Violations. The vehicles of Tenant's who violate any of the provisions of these Parking Rules and Regulations may be impounded and/or removed from the parking facilities at the option of the Landlord of the lot, or easement area, being violated at the expense of the Tenant.

iv. Changes or Additions to Parking Regulations. Landlord reserves the right to from time to time to amend, modify, expand or change in any way these Parking Rules and Regulations.

5. Landlord reserves the right to refuse access or to exclude or expel from said parking areas, to any individual who fails to observe any of the provisions of these Parking Rules and Regulations.

6. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the parking areas, for the preservation of good order herein, and for the common well being of the Building's tenants.

7. Tenant is allocated Eleven (11) parking stalls in the Building on an unreserved basis for the duration of this Lease. Tenant agrees to pay to Landlord the sum of $150/mo. for each stall it may use in the building subject to increases from time to time imposed by Landlord equally on all stall users in the Building. If the monthly rate is increased by Landlord for parking stall users in the Building, Tenant agrees to pay the increased rate after receiving not less than twenty (20) days prior written notice thereof for the next month's rate.

         -------------------                         -----------------
         Landlord's Initials                         Tenant's Initials

                                    Exhibit D

                                Other Conditions

1. Tenant Improvements. Tenant and Landlord agree that Landlord shall make improvements to the Tenant's Premises according to the space plan attached hereto as Exhibit B and by this reference made a part hereof
      (the "Tenant Improvements"). Landlord agrees to pay up to an allowance of One Hundred Seventy Five Thousand Nine Hundred Twenty Dollars and 00/100 ($175,920.00) (the "Maximum Allowance") associated with
      Tenant's Premises (Suite 100) at its sole cost and expense related to such Tenant Improvements. In the event the cost of Tenant Improvements exceed the Maximum Allowance, Tenant hereby agrees to pay promptly when due the cost overage for such Tenant Improvements above the Maximum Allowance, if any, provided Tenant has approved such overage in writing prior to incurring such overage. Landlord agrees to pay the tenant improvement invoices as they become due with Tenant reimbursing Landlord for all amounts over the Maximum Allowance stated above provided Tenant has approved such overage in writing prior to incurring such overage. IT IS EXPRESSLY AGREED TO HEREIN THAT NO WORK WILL BE AUTHORIZED FOR OVER THE MAXIMUM ALLOWANCE WITHOUT PRIOR WRITTEN APPROVAL OF BOTH LANDLORD AND TENANT. Tenant Improvements shall be defined as all costs associated with improving the Premises, as it relates to Exhibit B, including new carpeting and padding (if applicable), general conditions of the contractor (including overhead and profit), wall installation and/or removal, wall preparation, painting, floor plan preparations and review, permits, hard surface floor covering, relites, doors, door jambs, door hardware, Tenant signage, sprinklers, vapor/noise barriers, smoke detectors, fire dampers/stops, light fixtures, code required modifications, electrical installation or reconfiguration, ceiling tiles (new or repainted), ceiling T-grids, securing tenant improvements for earthquake codes, installation of wood work or cabinetry, window blinds repair or replacement, general clean-up, and other items mutually agreed to by Tenant and Landlord, and any applicable sales taxes. In no event shall any of the Maximum Allowance allocation be utilized for furniture, furniture installation, demountable furniture partitions, and other moving costs. All of the furniture related costs are to be at the sole cost of Tenant and are not part of the Maximum Allowance allocation. Landlord shall utilize Landlord's tenant improvement contractor to perform the Tenant Improvement work on the Premises, except for telephone and/or networking cabling which shall be contracted by Tenant.

      Once the Tenant improvement work has been completed, and should the total cost associated with the Tenant Improvements and other items permitted herein, total less than the Maximum Allowance amount, any savings in the total cost to improve the Premises shall belong to Landlord. Tenant and Landlord agree that the Base Monthly Rent described in item above is based in part upon Landlord's obligation to pay for Tenant Improvements up to an amount not to exceed the Maximum Allowance specified herein. If, In the event, the cost to install the Tenant Improvements, to which Landlord is obligated to pay and which Tenant and Landlord have mutually approved to include in such cost, is in excess of the Maximum Allowance, Tenant shall pay for all such costs directly. Once the Tenant Improvements are substantially completed in areas where access is desired by Tenant even though other areas may not be substantially completed, prior to the Lease Commencement, Tenant may enter the space for installation of its fixturing, cabling or other furniture installations, to the extent such activities do not interfere with or delay the completion of Tenant Improvements directed by Landlord or it's contractors, agents, or employees.

2. Space Planning Allowance. In addition to the Maximum Allowance for Tenant Improvements, Landlord agrees to pay a space planning allowance of One Thousand Six Hundred Dollars and 00/100 ($1,600.00) associated with Tenant's Premises (Suite 100) at its sole cost and expense. In the event the cost of Tenant's space planning for the Premises exceeds such allowance, Tenant hereby agrees to pay promptly when due the cost overage for such space planning above such allowance, if any, provided Tenant has approved such overage in writing prior to incurring such overage. Landlord agrees to pay the space planning invoices as they become due with Tenant reimbursing Landlord for all amounts over the allowance stated above provided Tenant has approved such overage in writing prior to incurring such overage.

3. Renewal Option. To the extent Tenant is not in material default under the Lease at the date of its intent to exercise this option to renew the Lease, Tenant shall have the right to extend this Lease for two option periods of two years "the First Option Period") and five years (the second option period") after expiration of the initial term of this Lease under the same terms and conditions set forth in this Lease, by delivering to Landlord written notification of its intent to exercise such option to extend not later than 180 days prior to the initial Lease term expiring, except, the monthly base rent shall be at market rate (equal to the then-current fair market rate for comparable office space in the Denny Regrade/Queen Anne business district) as negotiated between Tenant and Landlord which both agree to be reasonable in such negations. Upon receipt by Landlord of written notification by Tenant that it extends to exercise its option to new its tenancy, Landlord shall have 15 days to respond back to Landlord its acceptance thereof or counter offer. Each party will then have three business days in which to respond to the other's counter-proposals, if required. If, in the event, that a market rate cannot be negotiated between Tenant and Landlord within the proposals and counter proposals, which shall not exceed three (3) in total (three written proposals or counter-proposals from each side), then the market rate shall be determined as follows: (i) within 14 days after expiration of the proposal/counter-proposal procedure discussed above, the parties shall mutually agree on an appraiser who shall determine the fair market rate for the Premises in accordance with this paragraph. If the parties are unable to agree on an appraiser, then each party shall select an appraiser. The two appraisers shall then select a third appraiser who shall determine the fair market rate in accordance with this paragraph. All appraisers selected shall be M.A.I. appraisers with commercial property experience in King County, Washington. Any dispute regarding the market rate shall not affect Tenant's right to renew this Lease. In the event of such dispute, during the term of the Lease renewal, the basic rate shall remain unchanged until such decision is rendered by the appraiser, upon which time the rent shall be adjusted retroactively to the beginning of the renewal period. If, in the event, Tenant assigns (excluding any permitted subleases) its interest in this Lease at any time prior the commencement of the renewal period, or in case of material default of this Lease by Tenant that remains uncured as of the date of Tenant's intent to exercise this option to renew the Lease, this option becomes null and void.

4. Early Termination by Tenant. Tenant shall have a one time right to terminate the lease at the end of the 36th month of the lease term by paying to Landlord a penalty fee in the amount of $100,000.00. Tenant must provide to Landlord, the payment in advance six (6) months written notice to terminate not later than 180 days prior to the end of the 36th month or the right to terminate the Lease shall lapse.

           -------------------                       -----------------
           Landlord's Initials                       Tenant's Initials


                                    Exhibit E

                        Application of Operating Expenses

                                     NOTARY

STATE OF WASHINGTON                                  )
                                                     ) SS.
COUNTY OF KING                                       )


On this ___ day of _______________, 2000, before me, a Notary Public in and for the State of Washington, personally appeared Richard J. Burrell, to me known to be the Vice President, respectively, of ASA Properties, Inc., the corporation that executed the within and foregoing instrument, and acknowledged said Instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

-----------------------------------------

Notary Public in and for the State of Washington, residing in County of King. Commission Expiration: __________________________



STATE OF WASHINGTON                                  )
                                                     ) SS.
COUNTY OF KING                                       )

On this ___ day of _________________, 2000, before me, a Notary Public in and for the State of Washington, personally appeared Bruce R. York, to me known to be the Chief Financial Officer, respectively, of Cellular Technical Services Company, Inc., the corporation that executed the within and foregoing instrument, and acknowledged said Instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned.

-----------------------------------------

Notary Public in and for the State of ___________________________, residing in County of ___________________ Commission Expiration: __________________________

                             AMENDMENT #1 TO LEASE

This Lease Amendment #1 to Lease shall serve to modify and change that Lease dated July 11, 2000, (hereinafter referred to as the "Lease"), by and between BayVista Office Investors, LLC, a Delaware Limited Liability Company, a Delaware Limited liability company with ASA Properties, Inc., as its Managing Member ("Landlord"), and Cellular Technical Services Company, Inc., a Delaware corporation ("Tenant"), for space leased as Suite 100, for approximately 11,728 rentable square feet, at BayVista Office Building, 2815 Second Avenue, Seattle, Washington.

NOW, THEREFORE, the parties agree to the following modifications to the Lease:

1. The Basic Lease Information page and section 2 of the Lease shall be modified to reflect a 13% load factor added to 9,987 usable square feet for the premises to bring the total rentable square feet to 11,285 not 11,728 rentable square feet as previously stated therein. Tenant's percentage share of the Building shall now be 9.81% and not 10.19% as stipulated in section 2 of the Lease.

2. The Lease shall now commence October 1, 2000, and the Lease shall expire on September 30, 2003;

3. The base monthly rent shall be changed from that stated on the Basic Lease Information page of the Lease to that which is stipulated below:

                                         Monthly Base Rent
                                         Usable S.F.       13% Load        Total Base
                                         (9,987 usf)      (1,298 rsf)       Monthly Rent
                                         -----------------------------------------------
      Oct. 1, 2000-Sept. 30, 2000        16,645.00         2,163.33        $18,808.33
      Oct. 1, 2002-Sept. 30, 2002        17,477.25         2,271.50        $19,748.75
      Oct. 1, 2003-Sept. 30, 2003        18,309.50         2,379.67        $20,689.17


4. Tenant Improvements: The Maximum Allowance amount specified on Exhibit "D" item #1 in the Lease shall be changed from $175,920.00 to $195,920.00.

Except as herein provided, the subject Lease has not been amended and remains in full force and effect.

Agreed to and accepted this ______ day of ____________________, 2000.

LANDLORD:                                   TENANT:
BayVista Office Investors, LLC,             Cellular Technical Services Company, Inc.,
a Delaware Limited Liability Company        a Delaware corporation
ASA properties, Inc.,
a Washington corporation
Its: Managing Member

By: _____________________________           By: __________________________

Its: ____________________________           Its:  ________________________